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                                                                 EXHIBIT 10.16.2

                                                                               1


                                SECOND AMENDMENT


              SECOND AMENDMENT, dated as of September 4, 1998 (this "Amendment"), to and of the Amended and Restated Credit and Participation Agreement, dated as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LORAL SPACECOM CORPORATION (the "Borrower"), SPACE SYSTEMS/LORAL, INC. ("SS/L"), the Banks from time to time parties thereto (the "Banks"), ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. ("San Paolo"), individually and as selling bank (in such capacity, the "Selling Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank, THE CHASE MANHATTAN BANK, as syndication agent and NATIONSBANK OF TEXAS, N.A., as documentation agent.


                              W I T N E S S E T H :


              WHEREAS, the Borrower has requested that the Credit Agreement be amended as more fully set forth below; and

              WHEREAS, the Required Banks are willing to agree to such amendment;

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

              Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

              Section 2. Amendment of Subsection 1.1 (Definitions). Subsection
1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Export Maturity Date" and "Export Termination Date" and substituting in lieu thereof the following new defined terms in proper alphabetical order:

              "`Export Maturity Date': June 30, 1999."


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                                                                              2


              "`Export Termination Date': 23 months from the earlier of the average date of the final acceptance of satellite deliveries under the contract with Alenia to which the Export Loan Agreement relates and December 31, 1998, but in no event later than November 30, 2000."

              Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L, the Selling Bank and the Required Banks.

              Section 4. Legal Obligation. The Company represents and warrants to each Bank that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              Section 5. Continuing Effect. Except for the amendments expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

              Section 6. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                         LORAL SPACECOM CORPORATION


                         By:/s/Nicholas C. Moren
                            ------------------------------------
                            Title: Senior Vice President and Treasurer


                         SPACE SYSTEMS/LORAL, INC.


                         By:/s/Nicholas C. Moren
                            ------------------------------------
                            Title: Senior Vice President and Treasurer


                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION,
                           as Administrative Agent and as a Bank


                         By:/s/Steve A. Aronowitz
                            ------------------------------------
                            Title: Managing Director


                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Issuing Bank


                         By:/s/Steve A. Aronowitz
                            ------------------------------------
                            Title: Managing Director

                         ISTITUTO BANCARIO SAN PAOLO DI
                         TORINO, S.P.A.,
                           as Selling Bank and in its individual capacity


                         By:/s/Instituto Bancario San Paolo Di Torino S.P.A.,
                            -------------------------------------------------
                         Title:

                         By:/s/Instituto Bancario San Paolo Di Torino S.P.A.,
                            -------------------------------------------------
                         Title:


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                                                                              4


                         THE CHASE MANHATTAN BANK


                         By:/s/Richard C. Smith
                            ------------------------------------
                            Title: Vice President


                         NATIONSBANK OF TEXAS, N.A.


                         By:
                            ------------------------------------
                            Title:


                         THE BANK OF NEW YORK


                         By:/s/Ken Sneider
                            ------------------------------------
                            Title: Vice President


                         BARCLAYS BANK PLC


                         By:
                            ------------------------------------
                            Title:


                         CREDIT LYONNAIS, NEW YORK BRANCH


                         By:
                            ------------------------------------
                            Title:



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                                                                              5



                         DEUTSCHE BANK AG, NEW YORK AND/OR
                         CAYMAN ISLANDS BRANCHES


                         By:/s/Andreas Neumeier
                            ------------------------------------
                            Title: Vice President


                         By:/s/Joel Makowsky
                            ------------------------------------
                            Title: Vice President


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED


                         By:/s/J. Kenneth Biegen
                            ------------------------------------
                            Title: Senior Vice President and Treasurer


                         MELLON BANK N.A.


                         By:
                            ------------------------------------
                            Title:


                         THE SANWA BANK, LIMITED,
                         NEW YORK BRANCH


                         By:/s/The Sanwa Bank, Limited, New York Branch
                            --------------------------------------------
                            Title:


                         SOCIETE GENERALE


                         By:
                            ------------------------------------
                            Title:



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                                                                              6



                         THE SUMITOMO BANK LIMITED


                         By:
                            ------------------------------------
                            Title:


                         BANK OF MONTREAL


                         By:
                            ------------------------------------
                            Title:


                         THE BANK OF NOVA SCOTIA


                         By:/s/The Bank of Nova Scotia
                            ------------------------------------
                            Title:


                         BANQUE NATIONALE DE PARIS


                         By:/s/Richard L. Sted
                            ------------------------------------
                            Title: Senior Vice President


                         By:/s/Sophie Revillard Kaufman
                            ------------------------------------
                            Title: Vice President


                         PARIBAS


                         By:/s/John W. Kopcha
                            ------------------------------------
                            Title: Vice President


                         By:/s/Matthew C. Bishop
                            ------------------------------------
                            Title: Assistant Vice President



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                                                                              7


                         BAYERISCHE LANDESBANK
                         GIROZENTRALE CAYMAN
                         ISLANDS BRANCH


                         By:/s/Alexander Kohnert
                            ------------------------------------
                            Title: Vice President


                         By:/s/James H. Boyle
                            ------------------------------------
                            Title: Second Vice President


                         CIBC INC.

                         By:/s/William J. Damm
                            ------------------------------------
                            Title: Executive Director


                         CITICORP USA, INC.


                         By:/s/Citicorp USA, INC
                            ------------------------------------
                            Title:


                         FUJI BANK, LIMITED


                         By:
                            ------------------------------------
                            Title:


                         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED


                         By:/s/The Long-Term Credit Bank of Japan Limited
                            ---------------------------------------------
                            Title:




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                                                                              8



                         THE MITSUBISHI TRUST AND BANKING CORPORATION

                         By:/s/Scott J. Paige
                            ------------------------------------
                            Title: Senior Vice President


                         NATIONAL CITY BANK


                         By:
                            ------------------------------------
                            Title:


                         PNC BANK, NATIONAL ASSOCIATION

                         By:/s/Steffen W. Crowther
                            ------------------------------------
                            Title: Vice President


                         THE TOKAI BANK, LIMITED
                         NEW YORK BRANCH


                         By:/s/The Tokai Bank, Limited New York Branch
                            ------------------------------------
                            Title:


                         THE TOYO TRUST & BANKING CO., LTD.


                         By:/s/The Toyo Trust & Banking Co., Ltd.
                            ------------------------------------
                            Title:


                         YASUDA TRUST AND BANKING COMPANY, LIMITED


                         By:
                            ------------------------------------
                            Title:



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                                                                              9



                         CREDITO ITALIANO


                         By:/s/Credito Italiano
                            ------------------------------------
                            Title:


                         By:/s/Credito Italiano
                            ------------------------------------
                            Title: